SIGNIFICANT LOSS FROM DISASTER	12 Months Ended
Dec. 31, 2025
Natural Disaster [Abstract]
SIGNIFICANT LOSS FROM DISASTER	SIGNIFICANT LOSS FROM DISASTER
On April 3, 2024, an earthquake struck Taiwan. The resulting damage was mostly to inventories, plant facilities and machinery and equipment. In the second quarter of 2024, the Company recognized related earthquake losses to be approximately NT$3 billion, net of insurance claim. Such losses were primarily included in the cost of revenue and other operating income and expenses in net amounts.
In January 2025, several earthquakes struck Taiwan. The resulting damage was mostly to inventories, machinery and equipment. In the first quarter of 2025, the Company recognized related earthquake losses to be approximately NT$5.3 billion, net of insurance claim. Such losses were primarily included in the cost of revenue and other operating income and expenses in net amounts.